Exhibit 99.1

Vistra Announces New Green Preferred Stock Offering Pursuant to Newly Adopted Green Finance Framework

IRVING, Texas, Dec. 7, 2021 — Vistra Corp. (NYSE: VST) today announced the launch of a private offering pursuant to its newly adopted Vistra Green Finance Framework of $750 million of new Series B Fixed-Rate Reset Cumulative Redeemable Green Perpetual Preferred Stock to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and to certain non-U.S. persons in accordance with Regulation S under the Securities Act.

Vistra’s Capital Allocation Plan

The Offering represents another step in Vistra’s broader capital allocation plan, which was announced in October and November 2021. In addition to the $7.5 billion return of capital and the reduction of up to $3 billion of debt (exclusive of project financing) planned between now and year-end 2026, Vistra also set forth its intent to accelerate the development of its zero-carbon growth pipeline with cost-efficient capital.

Vistra expects its zero-carbon generation portfolio, Vistra Zero, to have 7,300 megawatts of zero-carbon generation online by year-end 2026, including approximately 2,900 MW of such generation currently online. 1 Expected investment from 2022 to 2026 is approximately $5 billion. Vistra intends to fund this development primarily via project financing, supplemented by Vistra Zero project cash flows,2 and a portion of the net proceeds of the offering. Vistra has elected to raise equity via its Green Finance Framework as the most cost-effective and administratively efficient method to access third-party capital at this time. Vistra expects its Vistra Zero portfolio will grow to at least a projected $450-500 million adjusted EBITDA,2 highly contracted business by the end of 2026.

(1)	Includes Comanche Peak Nuclear Power Plant

(2)	Excludes Comanche Peak Nuclear Power Plant

Green Finance Framework and Use of Proceeds

The company intends to use an amount equal to the net proceeds from the offering to pay or reimburse the payment, in whole or in part, of existing and new Eligible Green Projects within the U.S. in accordance with the criteria set forth in the Green Finance Framework, which is available on the company’s website. Vistra intends to create a dedicated sustainability financing committee of senior company officers to oversee the Green Finance Framework. The company intends to fully allocate the proceeds of the offering within 18-24 months from the date of the issuance of the Preferred Stock.

On an annual basis, Vistra will issue a public report with information on the allocation of the proceeds to Eligible Green Projects until an amount equal to the net proceeds from the sale of the Preferred Stock has been allocated.

Vistra – Press Release

December 7, 2021, Page 2

The Preferred Stock will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the U.S. absent registration or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Preferred Stock, nor shall there be any sale of the Preferred Stock in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Media

Meranda Cohn

214-875-8004

Media.Relations@vistracorp.com

Analysts

Meagan Horn

214-812-0046

Investor@vistracorp.com

About Vistra

Vistra (NYSE: VST) is a leading, Fortune 275 integrated retail electricity and power generation company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive wholesale markets in the U.S. and markets in Canada and Japan, as well. Serving nearly 4.3 million residential, commercial, and industrial retail customers with electricity and natural gas, Vistra is one of the largest competitive residential electricity providers in the country and offers over 50 renewable energy plans. The company is also the largest competitive power generator in the U.S., with a capacity of approximately 39,000 megawatts powered by a diverse portfolio, including natural gas, nuclear, solar, and battery energy storage facilities. In addition, Vistra is a large purchaser of wind power. The company owns and operates a 400-MW/1,600-MWh battery energy storage system in Moss Landing, California, the largest of its kind in the world. Vistra is guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our stakeholders, including our customers, our communities where we work and live, our employees, and our investors.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. (“Vistra”) operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, the potential impacts of the COVID-19 pandemic on our results of operations, financial condition and cash flows, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”),are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic, capital allocation, performance, and cost-saving initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; (iv) the severity, magnitude and duration of pandemics, including the COVID-19 pandemic, and the resulting effects on our results of operations, financial condition and cash flows; (v) the severity, magnitude and duration of extreme weather events (including winter storm Uri), contingencies and uncertainties relating thereto, most of which are difficult to predict and many of which are beyond our control, and the resulting effects on our results of operations, financial condition and cash flows; and (vi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended December 31, 2020 and any subsequently filed quarterly reports on Form 10-Q.

Vistra – Press Release

December 7, 2021, Page 3

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.